                                                                   Exhibit (99b)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
 pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  June 27, 2001

(i)     Amount of principal being paid or distributed:
        (a)    Class A-1 Notes:   (1)    $13,856,426.16
                                         -------------------
                                  (2)     $ 0.0000533       , per $1,000 original principal amount of the Notes)
                                         -------------------
        (b)    Class A-2 Notes:   (1)    $10,724,389.27
                                         -------------------
                                  (2)     $ 0.0000188       , per $1,000 original principal amount of the Notes)
                                         -------------------

(ii)    Amount of interest being paid or distributed on:
        (a)    Class A-1 Notes:   (1)    $177,054.33           5.0000000%  (Based on Student Loan Rate)
                                         -------------------  ------------
                                  (2)     $ 0.0000007       , per $1,000 original principal amount of the Notes)
                                         -------------------
        (b)    Class A-2 Notes:   (1)    $7,565,405.33         5.1900000%  (Based on Student Loan Rate)
                                         -------------------  ------------
                                  (2)     $ 0.0000133       , per $1,000 original principal amount of the Notes)
                                         -------------------
        (c)    (1)    3 Mo. Libor for the reporting period from the previous Distribution Date was:   6.4637500%
                                                                                                   ---------------
               (2)    The Student Loan Rate was:    7.6625548%
                                                ------------------

(iii)   Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (a)    Distributed:         (1)           $0.00
                                           -----------------
                                    (2)      $        -     , per $1,000 original principal amount of the Notes)
                                           -----------------
        (b)    Balance:             (1)      $        -
                                           -----------------
                                    (2)      $        -     , per $1,000 original principal amount of the Notes)
                                           -----------------

(iv)    Pool Balance at end of related Collection Period:      $592,703,692.78
                                                          --------------------------

(v)     After giving effect to distributions on this Distribution Date:
        (a)    (1)    Outstanding principal amount of Class A-1 Notes:          $0.00
                                                                      ----------------------
               (2)    Class A-1 Note Pool Factor:          -
                                                 ----------------------
        (b)    (1)    Outstanding principal amount of Class A-2 Notes:    $559,675,610.73
                                                                      ----------------------
               (2)    Class A-2 Note Pool Factor:     0.98119848
                                                 ---------------------

(vi)    (a)    (1)    Amount of Servicing Fee for  related Collection Period:     $665,344.61
                                                                             ----------------------
               (2)     $ 0.8012339   , per $1,000 original principal amount of the Notes.
                      ---------------
        (b)    Amount of Excess Servicing Fee being distributed and remaining balance (if any):
               (1)    Distributed:         $0.00
                                  ---------------------------
                                       $                -     , per $1,000 original principal amount of the Notes.
                                  ---------------------------
               (2)    Balance:             $0.00
                                  ---------------------------
                                       $                -     , per $1,000 original principal amount of the Notes.
                                  ---------------------------
        (c)    Amount of Administration Fee for related Collection Period:        $3,000.00
                                                                          ---------------------
                              $ 0.0036127     , per $1,000 original principal amount of the Notes
                             -----------------



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
(vii)   (a)    Aggregate amount of Realized Losses (if any) for the related Collection Period:      $752.61
                                                                                              --------------------
        (b)    Delinquent Contracts               # Disb.               %                    $ Amount              %
                                                  -------            ------                  --------            ------
               30-60 Days Delinquent                1,082             1.40%                $ 13,368,994           2.91%
               61-90 Days Delinquent                  567             0.73%                $  6,785,478           1.48%
               91-120 Days Delinquent                 418             0.54%                $  5,016,171           1.09%
               More than 120 Days Delinquent          566             0.73%                $  6,421,233           1.40%
               Claims Filed Awaiting Payment          302             0.39%                $  3,293,764           0.72%
                                                 ---------           -------             ---------------         -------
                  TOTAL                             2,935             3.80%                $ 34,885,640           7.58%

(viii)  Amount in the Reserve Account:    $1,856,569.28
                                       ----------------------

(ix)    Amount in the Prefunding Account:     $0.00
                                         --------------------

(x)     Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
        be distributed as a payment of principal in respect of Notes:      $0.00
                                                                        -------------------

(xi)    Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
        to be distributed as a payment of principal in respect of Notes:   $0.00
                                                                        --------------------

(xii)   (a)    Cumulative TERI Claims Ration as of Distribution Date     6.32%
                                                                     -------------
        (b)    TERI Trigger Event has not occured.

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